SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 20, 2003
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                         Commission file number 0-12820
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                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             VIRGINIA                                     54-1284688
     --------------------------------                 --------------------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                   Identification No.)

            628 Main Street
            Danville, Virginia                               24541
     ----------------------------------------         --------------------
     (Address of principal executive offices)             (Zip Code)

                                 (434) 792-5111
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              (Registrant's telephone number, including area code)



Item 5.  Other Events.

On August 19, 2003, the Board of Directors authorized the repurchase of shares of its Common Stock in transactions privately negotiated with shareholders and in market transactions with securities brokers and dealers. A press release was issued on August 20, 2003, a copy of which is furnished herewith as an Exhibit 99.1.

Exhibits

99.1 Press Release announcing the authorized repurchase of up to 250,000 shares of common stock and declaration of quarterly cash dividend of $0.19 per share.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN NATIONAL BANKSHARES INC.
                                       ---------------------------------
                                                 (Registrant)


Date - August 20, 2003                 By:  /s/ Brad E. Schwartz
                                            ----------------------------
                                            Senior Vice President and
                                            Secretary-Treasurer
                                            (Chief Financial Officer)